                                                                     EXHIBIT 24a


                               CENTEX CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Second Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of August, 1999.




                                                /s/ BARBARA T. ALEXANDER
                                                --------------------------------
                                                Barbara T. Alexander
                                                Director
                                                Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Second Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of August, 1999.




                                                      /s/ DAN W. COOK III
                                                      --------------------------
                                                      Dan W. Cook III
                                                      Director
                                                      Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Second Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of August, 1999.




                                                     /s/ JUAN L. ELEK
                                                     ---------------------------
                                                     Juan L. Elek
                                                     Director
                                                     Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Second Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of August, 1999.




                                               /s/ CLINT W. MURCHISON, III
                                               ---------------------------------
                                               Clint W. Murchison, III
                                               Director
                                               Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Second Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of August, 1999.




                                                 /s/ CHARLES H. PISTOR
                                                 -------------------------------
                                                 Charles H. Pistor
                                                 Director
                                                 Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Second Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of August, 1999.




                                                        /s/ PAUL R. SEEGERS
                                                        ------------------------
                                                        Paul R. Seegers
                                                        Director
                                                        Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Second Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of August, 1999.




                                                   /s/ PAUL T. STOFFEL
                                                   -----------------------------
                                                   Paul T. Stoffel
                                                   Director
                                                   Centex Corporation